UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) April 9, 2010
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                             PASSUR AEROSPACE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

                    0-7642                          11-2208938
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           (Commission File Number)       (IRS Employer Identification No.)

                         One Landmark Square, Suite 1900
                               Stamford, CT 06901
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               (Address of Principal Executive Offices) (Zip Code)

                                  203-622-4086
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     At the 2010 Annual Meeting of Shareholders of PASSUR Aerospace, Inc. (the "Company") held on April 9, 2010, the shareholders elected each of the Company's nominees for director to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Shareholders also ratified the Audit Committee's appointment of BDO Seidman, LLP to serve as the Company's independent registered public accounting firm for the Company's 2010 fiscal year. Finally, shareholders approved Amendment No. 1 to the Company's 2009 Stock Incentive Plan (the "Plan"). Each of these matters was submitted to a vote of the shareholders through the solicitation of proxies, and each proposal is described in detail in the Company's Definitive Proxy Statement filed with the SEC on February 26, 2010. The voting results are listed below:

1) To elect the following individuals to serve as directors to hold office until the 2011 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified:

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     Name                                         For                Withheld
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------------------------------------------- --------------------- --------------

     G.S. Beckwith Gilbert                       3,592,602             6,150
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     James T. Barry                              3,592,602             6,150
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     John R. Keller                              3,592,602             6,150
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     Paul L. Graziani                            3,597,002             1,750
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     Richard R. Schilling                        3,596,002             2,750
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     Bruce N. Whitman                            3,596,602             2,150
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     James J. Morgan                             3,597,002             1,750
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     Kurt J. Ekert                               3,597,002             1,750
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     Peter L. Bloom                              3,597,002             1,750
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

2) To ratify the Audit Committee's appointment of BDO Seidman, LLP to serve as the Company's independent registered public accounting firm for the 2010 fiscal year.

             For         Against       Abstain      Broker Non-Vote
             ---         -------       -------      ---------------
          4,162,821       2,300         21,723            0


3) To approve Amendment No. 1 to the Plan to (i) increase the number of shares of the Company's common stock, par value $0.01 per share ( "Common Stock") that may be issued under the Plan from 500,000 to 1,000,000 shares, and
     (ii) increase the number of shares of Common Stock with respect to which stock options, stock appreciation rights and performance awards may be granted under the Plan to any employee during any fiscal year, which limitation is necessary to exempt remuneration attributable to such awards from the deduction limitation under Section 162(m) of the Internal Revenue Code of 1986, as amended.

             For         Against       Abstain         Broker Non-Vote
             ---         -------       -------         ---------------
          3,381,816       9,600         7,870               588,092


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PASSUR AEROSPACE, INC.


                                    By:   /s/ Jeffrey P. Devaney
                                          ----------------------
                                    Name:  Jeffrey P. Devaney
                                    Title: Chief Financial Officer, Treasurer
                                           and Secretary


Date:  April 13, 2010